Annual Meeting of Shareholders May 11, 2021 Exhibit 99.1

Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Chairman & CEO, Herbert Rowland & Grubic, Inc. Annual Meeting of Shareholders May 11, 2021

Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Annual Meeting of Shareholders May 11, 2021 Introduction of Board Members

William A. Specht, III Vice-Chairman of Mid Penn Bancorp and Mid Penn Bank President & CEO, Seal Glove Manufacturing, Inc. and Ark Safety Annual Meeting of Shareholders May 11, 2021 Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal and Shareholder Brown Schultz Sheridan & Fritz Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder & CEO, Brumbaugh Wealth Management, LLC Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President & CEO, MI Windows and Doors, LLC

Annual Meeting of Shareholders May 11, 2021 Brian A. Hudson, Sr. Board Member of Mid Penn Bancorp, Inc. Former Executive Director & CEO, Pennsylvania Housing Finance Agency Donald F. Kiefer Board Member of Mid Penn Bancorp, Inc. Former President & CEO, The Scottdale Bank & Trust Company Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Founding Partner Gunn Mowery, LLC Gregory M. Kerwin Board Member of Mid Penn Bancorp, Inc. Senior Partner, Kerwin & Kerwin, Attorneys at Law

Annual Meeting of Shareholders May 11, 2021 John E. Noone Board Member of Mid Penn Bancorp, Inc. President, Shamrock Investments, LLC Noble C. Quandel, Jr. Board Member of Mid Penn Bancorp, Inc. Chairman and CEO, Quandel Enterprises, Inc. David E. Sparks Board Member of Mid Penn Bancorp, Inc. Former President & CEO, First Priority Financial and First Priority Bank Rory G. Ritrievi President & CEO and Board Member Mid Penn Bancorp, Inc. and Mid Penn Bank

Robert C. Grubic Chairman of Mid Penn Bancorp, Inc. and Mid Penn Bank Annual Meeting of Shareholders May 11, 2021 Formal Business of The Meeting

The first item of business to be acted upon by shareholders at this Meeting is the election of four Class B Directors to serve for a three (3) year term and/or until their successor is elected and qualified. The Nominees for election are:   Kimberly J. Brumbaugh Gregory M. Kerwin Rory G. Ritrievi David E. Sparks   The Board of Directors unanimously recommends shareholders vote for each of the named nominees. Annual Meeting of Shareholders May 11, 2021 Formal Business of the Meeting

The second item to be acted upon by shareholders at this Meeting is to approve a Non-Binding Advisory Vote on Executive Compensation.   The Board of Directors unanimously recommends a vote “for” approval of the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure), regarding named executive officers in the proxy statement. Annual Meeting of Shareholders May 11, 2021 Formal Business of the Meeting

The third item to be acted upon by shareholders at this Meeting is a proposal to ratify the appointment of RSM US LLP as the Corporation’s Independent Registered Public Accounting Firm for the year ending December 31, 2021. Although this ratification is not required by the Corporation’s By-laws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. Annual Meeting of Shareholders May 11, 2021 Formal Business of the Meeting

Annual Meeting of Shareholders May 11, 2021 Management Presentation Rory G. Ritrievi President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank

This presentation and management’s related discussion on Mid Penn Bancorp, Inc. (“Mid Penn”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy," or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to: changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, and collateral securing loans; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on securities held in Mid Penn’s portfolio; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, the Securities and Exchange Commission, or other regulatory agencies; increasing price and product/service competition, including new competitors; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of future litigation and governmental proceedings, including tax-related examinations and other matters; (cont.) Annual Meeting of Shareholders May 11, 2021 Cautionary Notice Regarding Forward-Looking Statements and Risk factors

Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to: (cont.) the continued availability of financing; the availability of financial resources in the amounts, at the times, and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses; the impact of Mid Penn’s 2018 acquisitions of First Priority Financial Corp. and The Scottdale Bank and Trust Company, and material differences in the actual financial results of merger, acquisition and investment activities compared with Mid Penn’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements; and the recently completed common stock offering and the ability to effectively and timely deploy the capital to support strategic growth initiatives. Additionally, the impact of the continuing COVID-19 pandemic and the related uncertainties and potential economic volatility could negatively affect our net interest income, lending activities, deposits, asset quality and profitability. A prolonged period of volatile and unstable market conditions could negatively affect our growth and risk mitigation strategies, and could increase credit losses in our loan portfolio. Volatility from changes in interest rates and spreads to benchmark indices could cause a reduction in future net interest income and adverse changes in the fair value of interest-earning assets and interest-bearing liabilities, which in turn could have a material adverse effect on our net income, operating results, or financial condition. For a list of these and other factors which would affect our results, see Mid Penn’s filings with the SEC, including those risk factors identified in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent SEC filings. The statements made during this presentation are as of the date of this presentation, even if subsequently made available by Mid Penn on its website or otherwise. Mid Penn assumes no obligation for updating any such forward-looking statements at any time, except as required by law. Annual Meeting of Shareholders May 11, 2021 Cautionary Notice Regarding Forward-Looking Statements and Risk factors (cont.)

This presentation or related management discussion may contain financial information or measures determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). For tangible book value, the most directly comparable financial measure calculated in accordance with GAAP is our book value. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. Goodwill and other intangible assets have the effect of increasing total book value while not increasing our tangible book value. We believe earnings per share excluding the after-tax impact of merger-related expenses and any nonrecurring charges provides important supplemental information in evaluating Mid Penn’s operating results because these charges are not incurred as a result of ongoing operations. Income tax effects of non-GAAP adjustments are calculated using the applicable statutory tax rate for the charges incurred (benefits realized), while taking into consideration any valuation allowances or non-deductible portions of the non-GAAP adjustments. This non-GAAP information has limitations as an analytical tool, and should be viewed supplementary to, but not as a substitute for, financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Mid Penn’s results and financial condition as reported under GAAP. Further, this non-GAAP information may not necessarily be comparable to non-GAAP performance measures that may be presented by other companies. Management believes that this non-GAAP supplemental information will be helpful in understanding the comparability of Mid Penn’s reported results. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix. This supplemental presentation should not be construed as an inference that Mid Penn’s future results will be unaffected by similar adjustments to be determined in accordance with GAAP. Annual Meeting of Shareholders May 11, 2021 Cautionary Notice Regarding Non-GAAP Measures

Annual Meeting of Shareholders May 11, 2021 $3.4 Billion $2.6 Billion Assets Loans Deposits $2.7 Billion Our banking subsidiary, Mid Penn Bank (established 1868) is a state-chartered non-member bank and trust company, headquartered in Millersburg, PA, with a Pennsylvania market base strategically in western, central and eastern PA markets, with 36 full-service retail banking locations in the counties of Berks, Bucks, Chester, Cumberland, Dauphin, Fayette, Lancaster, Luzerne, Montgomery, Northumberland, Schuylkill and Westmoreland. The Corporation is a financial holding company dedicated to providing comprehensive banking and financial management services including, but not limited to: Commercial and consumer loans Mortgage and home equity loans Lines of credit Construction financing Agricultural loans Community development Local government loans Various types of checking, savings, money market, and time deposits Trust, wealth management & insurance services Franchise Profile as of March 31, 2021

Annual Meeting of Shareholders May 11, 2021 Mid Penn Bancorp, Inc. Mid Penn Bank MPB Financial Services Consumer Banking Commercial Banking Trust and Wealth Management Services Retail Brokerage Private Banking Residential Lending MPB Wealth Franchise Profile as of March 31, 2021 MPB Risk MPB Management High / Ultra-High-Net Worth Comprehensive Investment & Wealth Management Property & Casualty Accident & Health Life Disability Employee Benefits Tax Advisory Family Office Philanthropic Management

Annual Meeting of Shareholders May 11, 2021 Highlights of the 2020 Year Mid Penn Bancorp, Inc. Organic loan growth (excluding PPP and mortgages held for sale) of over 13%. Originated over 4,100 of PPP loans totaling @ $630 million of gross principal. Deposit growth of 29%, with noninterest-bearing deposits increasing $225+ million. Added $4.2 million to the loan loss reserve; $333,000 in net charge-offs for 2020. Balance Sheet Income Statement Record level of annual net income of $26.2 million. Increased noninterest income over 42% compared to 2019, driven by record levels of revenues in both our mortgage division and Trust and retail investment services. Generated $20.8 million of PPP loan processing fees, with $13.1 million recognized as income for 2020, and the remaining $7.7 million deferred to periods after 2020. Strategic Actions Continued to add business development professionals in our newly established nonbank subsidiaries focused on wealth management and insurance services. Consolidated 3 branches and will continue to evaluate opportunities to further streamline our delivery channels. Issued $27.1 million of subordinated debt at an average cost of approximately 4.22%, and redeemed $9.5 million of higher-cost (7%) subordinated debt.

Annual Meeting of Shareholders May 11, 2021 First Quarter 2021 Results and Recent Developments Mid Penn Bancorp, Inc. Organic loan growth (excluding PPP and mortgages held for sale) of $60.5 million, representing an annualized growth rate of over 12%, for the first quarter of 2021. Originated over 2,800 of PPP loans in 2021 totaling @ $370 million gross principal. Deposit growth for the first quarter of 2021 at an annualized rate of 31%. Nonperforming assets decreased by over $8.8 million, increasing the loan loss allowance coverage of nonperforming loans to over 203%. Balance Sheet Income Statement Record quarterly net income of $9.3 million. Increased noninterest income over 61% compared to the first quarter of 2020, driven by continued strong performance in our mortgage and Trust divisions. Generated an additional $15.9 million of PPP loan processing fees from 2021 PPP production. From both the 2020 and 2021 PPP loan programs, $5 million was recognized as income for Q1 2021, and an aggregate of $18.6 million remains deferred as of March 31, 2021 to be recognized in future quarters. Strategic Actions Raised over $70 million in common equity with high-quality investors in May 2021 to support the strong growth trend and expectations for franchise expansion. Added key expert leadership to the MPB Financial Services management team. Continued to successfully convert new customers from the PPP to broader banking and financial relationships with Mid Penn.

Annual Meeting of Shareholders May 11, 2021 Demonstrated Ability to Drive Balance Sheet Growth Total Loans * ($ in millions) Total Assets ($ in millions) +32% CAGR Core Loans ** ($ in millions) Total Deposits ($ in millions) * Total Loans represents gross loans excluding mortgage loans held for sale. ** Core Loans exclude PPP loans outstanding, loans held for sale, and acquired portfolios. +32% CAGR +23% CAGR +28% CAGR

Annual Meeting of Shareholders May 11, 2021 Reserves to NPLs * NPAs as a % of Assets * Net Charge- Offs to Avg. Loans * * PA Banks $1-$5B Assets peer group includes CCNE, PFIS, ORRF, ACNB, CZNC, CVLY, CZFS, ESSA, NWFL, PWOD, MRBK, FDBC, SOME, FRAF, FNCB, ENBP, EMYB, QNBC, CBFV, RIVE, ASRV, FSMK, MLVF, PBIP, FKYS, FBIP, CFCX, KISB and EMCF (Source: S&P Global) Asset Quality Strength Asset quality has been historically strong. MPB recorded a $4.2 million provision for loan losses in 2020 well in excess of net charge-offs of $333,000. Q1 2021 net charge-offs of $791,000 were associated with the workout of two larger Nonperforming Loans (one of which was sold). COVID-related loan modifications have declined to 0.2% of gross loans as of March 31, 2021.

Annual Meeting of Shareholders May 11, 2021 Paycheck Protection Program (PPP) Loans and Fees Mid Penn Bancorp, Inc. – Total PPP Loan Activity Combining both its 2020 and 2021 PPP loan efforts through May 2021, Mid Penn Bank has funded 7,452 PPP loans with gross loan proceeds totaling over $1.0 billion, helping to protect over 89,000 jobs. We implemented a customer-focused and internal technology-supported process, guided by our extensive SBA and business development expertise, to get customer applications submitted quickly and correctly, and funds disbursed timely. Our PPP success has enabled us to efficiently generate new business and acquire new customers, which we look to develop into more full banking relationships beyond PPP loans. This unprecedented program has been a critical component of sustaining the customers, businesses, and economies in the markets we serve, getting these needed funds to the businesses that are the backbone of our local economies. Additionally, Mid Penn earned over $38.5 million in PPP loan processing fees, with $18.4 million recognized in income for the twelve months ended March 31, 2021, with the remaining $20.5 million in deferred fees to be recognized into income in future quarters as the remaining PPP loans outstanding are forgiven and repaid.

Annual Meeting of Shareholders May 11, 2021 Customer Experience Employee Efficiency Data Security SAFEGUARDING CUSTOMER INFORMATION Deployment of critical cloud-based systems including nCino, Salesforce CRM, and Encompass Introduction of Robotic Process Automation In-branch cash recyclers Enhancements to video conferencing and remote learning capabilities Completely virtualized operating environment A.I.-based anomaly detection Multi-layer security posture Extensive internal cybersecurity training and customer messaging Focus on Technology

Annual Meeting of Shareholders May 11, 2021 Increasing Profitability, Stable Margins, and Improving Efficiency Return on Average Assets * Net Interest Margin * Return on Average Equity * Efficiency Ratio * * Q1 2021 represents annualized financial metrics; PA Banks $1-$5B Assets peer group includes CCNE, PFIS, ORRF, ACNB, CZNC, CVLY, CZFS, ESSA, NWFL, PWOD, MRBK, FDBC, SOME, FRAF, FNCB, ENBP, EMYB, QNBC, CBFV, RIVE, ASRV, FSMK, MLVF, PBIP, FKYS, FBIP, CFCX, KISB and EMCF (Source: S&P Global)

Annual Meeting of Shareholders May 11, 2021 Cash Dividends Per Share Paid Earnings Per Share (Diluted) EPS: The earnings per share for 2020 represents a record high for Mid Penn since becoming a public company in 1991. Upcoming Dividend: On April 28, 2021, the Board of Directors of Mid Penn Bancorp, Inc. announced the declaration of a dividend of $0.20 per common share payable on May 24, 2021 to shareholders of record as of May 10, 2021. Earnings Per Share and Dividends

Annual Meeting of Shareholders May 11, 2021 Mid Penn’s Tangible Book Value Per Common share at March 31, 2021 was $23.42 reflecting an increase of 4.6% since year-end 2020. For the year ended Dec. 31, 2020, the tangible book value per common share increased 12.2%. Tangible Book Value Per Common Share is a Non-GAAP measure as it excludes goodwill, core deposit intangible, and other intangible assets. The most comparable GAAP measure is book value per share. Please see the reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation. Tangible Book Value Per Common Share +10% CAGR Increasing Shareholder value

Annual Meeting of Shareholders May 11, 2021 5-Year Return: $100 invested in Mid Penn Bancorp, Inc. stock (NASDAQ: MPB) as of Dec. 31, 2015, and held for five years through Dec. 31, 2020, returned a cumulative 57.97%. Comparatively, a custom peer group* of Mid-Atlantic commercial banks with assets between $2 billion and $4 billion (as of Sept. 30, 2020) averaged a lower cumulative return of 31.25% for the five-year period ending Dec. 31. 2020. * For a list of the fifteen banks comprising this custom peer group, please reference Exhibit 99.1 to the Form 10-K for the year ended December 31, 2021 as filed with the SEC. Five-Year Return to Shareholders

Annual Meeting of Shareholders – MAY 11,2021 Strategic Initiatives Going Forward

Annual Meeting of Shareholders May 11, 2021 Thank You for Attending and For Your Investment in Mid Penn Bancorp, Inc.

Appendix – Reconciliation of Non-GAAP Measures Annual Meeting of Shareholders May 11, 2021